NET FINANCE COSTS (Details) - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Interest expense on financial liabilities measured at amortized cost:
Loans and borrowings	$ 385	$ 362
Subordinated hybrid notes	29	27
Leases	32	35
Unwinding of discount rate	16	16
Loss in fair value of non-commodity-related derivative financial instruments	12	19
Foreign exchange losses (gains) and other	12	(9)
Net finance costs	$ 486	$ 450